[Logo] M F S (R)
INVESTMENT MANAGEMENT                                          SEMIANNUAL REPORT
  We invented the mutual fund(R)                               June 30, 2000


                               [graphic omitted]

                                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) GROWTH WITH
                                INCOME SERIES

MFS(R) GROWTH WITH INCOME SERIES

A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
TRUSTEES
Jeffrey L. Shames* - Chairman and Chief Executive        INVESTMENT ADVISER
Officer, MFS Investment Management(R)                    Massachusetts Financial Services Company
                                                         500 Boylston Street
Nelson J. Darling, Jr.+ - Private investor and           Boston, MA 02116-3741
trustee
                                                         DISTRIBUTOR
William R. Gutow+ - Private investor and real            MFS Fund Distributors, Inc.
estate consultant; Vice Chairman, Capitol                500 Boylston Street
Entertainment Management Company (video franchise)       Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*                                       INVESTOR SERVICE
                                                         MFS Service Center, Inc.
PORTFOLIO MANAGER                                        P.O. Box 2281
John D. Laupheimer, Jr.*                                 Boston, MA 02107-9906

TREASURER                                                For additional information,
James O. Yost*                                           contact your investment professional.

ASSISTANT TREASURERS                                     CUSTODIAN
Mark E. Bradley*                                         State Street Bank and Trust Company
Ellen Moynihan*
                                                         WORLD WIDE WEB
SECRETARY                                                www.mfs.com
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


* MFS Investment Management
+ Independent Trustee


--------------------------------------------------------------------------------
  NOT FDIC INSURED               MAY LOSE VALUE              NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1. VOLATILITY CAN BE A GOOD THING
We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high stock prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2. INVEST FOR THE LONG TERM
You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- 5, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3. INVEST REGULARLY
Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into which portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares. And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4. DIVERSIFY
One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, by moving money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in 7 out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in 7 out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 17, 2000

(1) The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.

(2) Source: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89,
    '90s -- 12/31/89-12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended June 30, 2000, the series' Initial Class and Service Class shares each provided total returns of 0.52%, including the reinvestment of any distributions. This compares to a -0.42% return for the series' benchmark, the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

During a difficult period for stocks the series managed to outperform the S&P 500, primarily because we kept a close eye on valuations in the portfolio. As a result, we were underweighted in technology stocks relative to the S&P 500, which has been a big advantage in this volatile environment. At the same time, we're not simply value investors; we also try to seek out growth at the right price. Our broad stock selection expresses this philosophy and proved to be a significant contributor to performance. Our well-diversified portfolio includes Hartford Financial Services, State Street Corp., Pharmacia, Pfizer, Safeway, and BP Amoco, which are all great examples of stocks that we believe offer favorable growth opportunities at reasonable valuations.

In the technology sector, we think there are a lot of opportunities and the potential for large profits. Some of the fastest-growing and most innovative companies in the world are the ones that create new technologies. However, we recently decreased the portfolio's exposure to this sector because we could not ignore their valuations. If stock prices get too far ahead, which we felt they did in the first quarter of 2000, the stocks have to tread water until the companies' growth rates can catch up. Very few industries can grow 30% per year over the long term, but we had a period over the last year where many tech stocks were up well over 100%, and we felt that was just too far too fast. With that in mind, while the portfolio has remained underweighted in technology versus the S&P 500, it is still the largest sector weighting in the portfolio because we continue to see great opportunities for long-term growth.

Early in the year, we were buying pharmaceutical stocks when most investors shunned that sector. There were several reasons why we were bullish on these stocks. First, we believe many of the issues surrounding the industry's decline in 1999 have subsided, including the threat of onerous government pricing regulation and Medicare reform. Second, many drug stocks maintained strong growth rates in 1999 and 2000 but were hurt last year by somewhat exaggerated concerns about fading product pipelines. Today, we see plenty of new products in the pipeline, and, with quicker FDA approval rates, there is always the possibility that a new blockbuster drug could be right around the corner. Finally, health care and pharmaceutical stocks historically have held up well in a weakening economy. If the Federal Reserve Board's rate hikes succeed in slowing the economy, we believe traditionally stable, steady growers such as health care stocks could outperform the overall market.

Despite the market selloff in March and April, some investors feel the market is still expensive. From our standpoint, however, no matter what direction the market is headed, it usually provides opportunities to those investors who do their homework. While there are pockets of the market that still appear pricey, we see strong potential for the market to head higher given what we view as an environment of healthy economic growth, reasonable interest rates, and a favorable outlook for corporate earnings growth. We also have found that it's very difficult to predict what the market will do in the short term. As a result, we continue to focus on finding companies that we believe offer the best fundamental business prospects and the potential for superior long-term performance.

     Respectfully,

 /s/ John D. Laupheimer, Jr.

     John D. Laupheimer, Jr.
     Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

John D. Laupheimer, Jr., is Senior Vice President and Director of Equity Research of MFS Investment Management(R). He is also lead portfolio manager of Massachusetts Investors Trust, America's oldest mutual fund. He also manages MFS(R) Institutional Core Equity Fund, the Massachusetts Investors Trust Series offered through MFS(R)/Sun Life annuity products, and MFS(R) Growth with Income Series (part of MFS(R) Variable Insurance Trust(SM)).

Mr. Laupheimer joined the MFS Research Department in 1981 as a research analyst. He was named Investment Officer in 1983, Assistant Vice President in 1984, Vice President in 1986, portfolio manager in 1987, Senior Vice President in 1995, and Director of Equity Research in 1999. Mr. Laupheimer is a graduate of Boston University and the Sloan School of Management of Massachusetts Institute of Technology. He is a Chartered Financial Analyst and a member of The Boston Security Analysts Society, Inc.

All equity portfolio managers began their careers at MFS Investment Management(R) as research analysts. Our portfolio managers are supported by an investment staff of over 100 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including all charges and expenses, for any MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks reasonable current income and long-term growth of capital and income.

Commencement of investment operations: October 9, 1995

Class inception: Initial Class October 9, 1995
                 Service Class May 1, 2000

Size: $438.2 million as of June 30, 2000

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including the reinvestment of dividends. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2000

INITIAL CLASS
                              6 Months      1 Year      3 Years        Life*
------------------------------------------------------------------------------
Cumulative Total Return         +0.52%      +1.33%      +44.35%     +125.97%
------------------------------------------------------------------------------
Average Annual Total Return       --        +1.33%      +13.02%     + 18.83%
------------------------------------------------------------------------------

SERVICE CLASS
                              6 Months      1 Year      3 Years        Life*
------------------------------------------------------------------------------
Cumulative Total Return         +0.52%      +1.33%      +44.35%     +125.97%
------------------------------------------------------------------------------
Average Annual Total Return       --        +1.33%      +13.02%     + 18.83%
------------------------------------------------------------------------------
*For the period from the commencement of the series' investment operations, October 9, 1995, through June 30, 2000.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2000

Stocks - 89.3%
------------------------------------------------------------------------------
ISSUER                                                 SHARES            VALUE
------------------------------------------------------------------------------
U.S. Stocks - 79.5%
  Aerospace - 3.1%
    Boeing Co.                                         82,200     $  3,436,988
    General Dynamics Corp.                             32,808        1,714,218
    TRW, Inc.                                          23,800        1,032,325
    United Technologies Corp.                         126,710        7,460,051
                                                                  ------------
                                                                  $ 13,643,582
------------------------------------------------------------------------------
  Auto Parts - 0.2%
    Delphi Automotive Systems Corp.                    47,600     $    693,175
------------------------------------------------------------------------------
  Banks and Credit Companies - 1.7%
    Capital One Financial Corp.                        21,500     $    959,437
    Chase Manhattan Corp.                              10,650          490,566
    Providian Financial Corp.                           8,200          738,000
    U.S. Bancorp                                      122,964        2,367,057
    Wells Fargo Co.                                    72,677        2,816,234
                                                                  ------------
                                                                  $  7,371,294
------------------------------------------------------------------------------
  Biotechnology - 2.4%
    Abbott Laboratories, Inc.                          25,800     $  1,149,713
    PE Corp. - PE Biosystems Group                      5,000          329,375
    Pharmacia Corp.                                   178,213        9,211,384
                                                                  ------------
                                                                  $ 10,690,472
------------------------------------------------------------------------------
  Business Machines - 3.9%
    Hewlett-Packard Co.                                78,300     $  9,777,712
    International Business Machines Corp.              17,100        1,873,519
    Sun Microsystems, Inc.*                            60,102        5,465,526
                                                                  ------------
                                                                  $ 17,116,757
------------------------------------------------------------------------------
  Business Services - 2.8%
    Automatic Data Processing, Inc.                    91,500     $  4,900,969
    Computer Sciences Corp.*                           37,600        2,808,250
    DST Systems, Inc.*                                  7,285          554,571
    First Data Corp.                                   83,500        4,143,687
                                                                  ------------
                                                                  $ 12,407,477
------------------------------------------------------------------------------
  Cellular Telephones - 1.6%
    Motorola, Inc.                                    163,716     $  4,757,996
    Sprint Corp. (PCS Group)*                          40,974        2,437,953
                                                                  ------------
                                                                  $  7,195,949
------------------------------------------------------------------------------
  Chemicals - 1.0%
    Air Products & Chemicals, Inc.                     51,400     $  1,583,762
    Dow Chemical Co.                                    5,400          163,013
    E.I. du Pont de Nemours & Co., Inc.                10,049          439,644
    Rohm & Haas Co.                                    58,300        2,011,350
                                                                  ------------
                                                                  $  4,197,769
------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.1%
    Compaq Computer Corp.                              48,000     $  1,227,000
    Dell Computer Corp.*                               72,200        3,560,363
                                                                  ------------
                                                                  $  4,787,363
------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.4%
    Microsoft Corp.*                                  133,004     $ 10,640,320
------------------------------------------------------------------------------
  Computer Software - Systems - 2.4%
    BMC Software, Inc.*                                16,322     $    595,498
    Computer Associates International, Inc.            37,788        1,934,273
    EMC Corp.*                                         32,400        2,492,775
    Oracle Corp.*                                      46,282        3,890,581
    Rational Software Corp.*                           11,000        1,022,312
    VERITAS Software Corp.*                             6,700          757,205
                                                                  ------------
                                                                  $ 10,692,644
------------------------------------------------------------------------------
  Conglomerates - 1.0%
    Tyco International Ltd.                            87,554     $  4,147,871
------------------------------------------------------------------------------
  Consumer Goods and Services - 1.3%
    Cintas Corp.                                       12,800     $    469,600
    Clorox Co.                                         14,162          634,635
    Colgate-Palmolive Co.                              48,364        2,895,794
    Gillette Co.                                       14,004          489,265
    Philip Morris Cos., Inc.                           29,100          772,969
    Procter & Gamble Co.                                4,273          244,629
                                                                  ------------
                                                                  $  5,506,892
------------------------------------------------------------------------------
  Electrical Equipment - 4.0%
    Emerson Electric Co.                               41,450     $  2,502,544
    General Electric Co.                              283,173       15,008,169
                                                                  ------------
                                                                  $ 17,510,713
------------------------------------------------------------------------------
  Electronics - 4.6%
    Agilent Technologies, Inc.*                         5,161     $    380,624
    Analog Devices, Inc.*                               6,200          471,200
    Flextronics International Ltd.*                       600           41,213
    Intel Corp.                                       107,600       14,384,775
    LSI Logic Corp.*                                    7,500          405,938
    Micron Technology, Inc.*                           12,600        1,109,587
    National Semiconductor Corp.*                      36,100        2,048,675
    Solectron Corp.*                                   21,100          883,562
    Texas Instruments, Inc.                             7,400          508,287
                                                                  ------------
                                                                  $ 20,233,861
------------------------------------------------------------------------------
  Energy - 0.4%
    TXU Corp.                                          53,317     $  1,572,852
------------------------------------------------------------------------------
  Entertainment - 1.7%
    Infinity Broadcasting Corp., "A"*                  31,300     $  1,140,494
    Time Warner, Inc.                                  62,530        4,752,280
    Viacom, Inc., "B"*                                 25,100        1,711,506
                                                                  ------------
                                                                  $  7,604,280
------------------------------------------------------------------------------
  Financial Institutions - 4.4%
    American Express Co.                               52,500     $  2,736,562
    Bank of New York Co., Inc.                         14,900          692,850
    Citigroup, Inc.                                    47,050        2,834,762
    Federal Home Loan Mortgage Corp.                  122,138        4,946,589
    Federal National Mortgage Assn.                    38,100        1,988,344
    Merrill Lynch & Co., Inc.                           2,700          310,500
    State Street Corp.                                 53,882        5,714,860
                                                                  ------------
                                                                  $ 19,224,467
------------------------------------------------------------------------------
  Financial Services - 0.7%
    AXA Financial, Inc.                                87,200     $  2,964,800
------------------------------------------------------------------------------
  Food and Beverage Products - 2.3%
    Anheuser-Busch Cos., Inc.                          43,000     $  3,211,563
    Coca-Cola Co.                                      51,732        2,971,357
    PepsiCo., Inc.                                     14,060          624,791
    Quaker Oats Co.                                    43,300        3,252,912
                                                                  ------------
                                                                  $ 10,060,623
------------------------------------------------------------------------------
  Insurance - 3.3%
    American International Group, Inc.                 38,312     $  4,501,660
    CIGNA Corp.                                        18,688        1,747,328
    Hartford Financial Services Group, Inc.           109,320        6,115,087
    Lincoln National Corp.                             12,394          447,733
    Marsh & McLennan Cos., Inc.                        10,100        1,054,819
    St. Paul Cos., Inc.                                22,000          750,750
                                                                  ------------
                                                                  $ 14,617,377
------------------------------------------------------------------------------
  Internet - 0.1%
    America Online, Inc.*                               7,900     $    416,725
------------------------------------------------------------------------------
  Machinery - 1.5%
    Deere & Co., Inc.                                 115,700     $  4,280,900
    Ingersoll Rand Co.                                 39,900        1,605,975
    W.W. Grainger, Inc.                                22,900          705,606
                                                                  ------------
                                                                  $  6,592,481
------------------------------------------------------------------------------
  Medical and Health Products - 6.6%
    American Home Products Corp.                       42,426     $  2,492,527
    Bausch & Lomb, Inc.                                22,700        1,756,413
    Bristol-Myers Squibb Co.                          128,402        7,479,416
    Johnson & Johnson Co.                               5,723          583,031
    Pfizer, Inc.                                      285,752       13,716,096
    Schering Plough Corp.                              29,300        1,479,650
    UnitedHealth Group, Inc.*                          14,435        1,237,801
                                                                  ------------
                                                                  $ 28,744,934
------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.9%
    Fresenius National Medical Care, Inc.*                100     $          3
    Medtronic, Inc.                                    78,040        3,887,367
                                                                  ------------
                                                                  $  3,887,370
------------------------------------------------------------------------------
  Oil Services - 0.7%
    Baker Hughes, Inc.                                 77,500     $  2,480,000
    Global Marine, Inc.*                               22,500          634,219
                                                                  ------------
                                                                  $  3,114,219
------------------------------------------------------------------------------
  Oils - 4.6%
    Chevron Corp.                                      14,390     $  1,220,452
    Coastal Corp.                                      76,300        4,644,762
    Conoco, Inc.                                      136,700        3,357,694
    Exxon Mobil Corp.                                 119,232        9,359,712
    Transocean Sedco Forex, Inc.                       29,700        1,587,094
                                                                  ------------
                                                                  $ 20,169,714
------------------------------------------------------------------------------
  Printing and Publishing - 1.9%
    Gannett Co., Inc.                                  54,469     $  3,257,927
    New York Times Co.                                 76,300        3,013,850
    Tribune Co.                                        63,502        2,222,570
                                                                  ------------
                                                                  $  8,494,347
------------------------------------------------------------------------------
  Restaurants and Lodging - 0.2%
    McDonald's Corp.                                   28,120     $    926,203
------------------------------------------------------------------------------
  Retail - 2.5%
    CVS Corp.                                         123,476     $  4,939,040
    Wal-Mart Stores, Inc.                             105,864        6,100,413
                                                                  ------------
                                                                  $ 11,039,453
------------------------------------------------------------------------------
  Supermarkets - 2.6%
    Kroger Co.*                                        84,904     $  1,873,194
    Safeway, Inc.*                                    213,390        9,629,224
                                                                  ------------
                                                                  $ 11,502,418
------------------------------------------------------------------------------
  Telecommunications - 9.9%
    Alltel Corp.                                       58,070     $  3,596,711
    Bell Atlantic Corp.                               116,440        5,916,607
    BroadWing, Inc.                                    41,800        1,084,188
    Cabletron Systems, Inc.*                           58,300        1,472,075
    Cisco Systems, Inc.*                              148,512        9,439,794
    Comcast Corp., "A"*                                 4,000          162,000
    Corning, Inc.                                      32,700        8,824,912
    Qwest Communications International, Inc.*          12,600          626,063
    SBC Communications, Inc.                           81,069        3,506,234
    Sprint Corp.*                                      47,628        2,429,028
    Tellabs, Inc.*                                     37,900        2,593,781
    WorldCom, Inc.*                                    80,541        3,694,818
                                                                  ------------
                                                                  $ 43,346,211
------------------------------------------------------------------------------
  Utilities - Electric - 0.8%
    Peco Energy Co.                                    67,210     $  2,709,403
    Unicom Corp.                                       15,209          588,398
                                                                  ------------
                                                                  $  3,297,801
------------------------------------------------------------------------------
  Utilities - Gas - 0.7%
    Enron Corp.                                        15,100     $    973,950
    Williams Cos., Inc.                                46,900        1,955,144
                                                                  ------------
                                                                  $  2,929,094
------------------------------------------------------------------------------
  Utilities - Telephone - 0.2%
    BellSouth Corp.                                    19,504     $    831,358
------------------------------------------------------------------------------
Total U.S. Stocks                                                  348,172,866
------------------------------------------------------------------------------
Foreign Stocks - 9.8%
  Bermuda - 0.4%
    Global Crossing Ltd. (Telecommunications)*         59,000     $  1,552,437
------------------------------------------------------------------------------
  Canada - 2.4%
    Canadian National Railway Co. (Railroads)          29,316     $    855,661
    Nortel Networks Corp. (Telecommunications)        141,900        9,684,675
                                                                  ------------
                                                                  $ 10,540,336
------------------------------------------------------------------------------
  Finland - 0.4%
    Nokia Corp., ADR (Telecommunications)              31,500     $  1,573,031
------------------------------------------------------------------------------
  Japan - 0.5%
    Fast Retailing Co. (Retail)                         3,000     $  1,255,656
    Nippon Telegraph & Telephone Co.
      (Utilities - Telephone)                              79        1,050,057
                                                                  ------------
                                                                  $  2,305,713
------------------------------------------------------------------------------
  Netherlands - 1.8%
    Akzo Nobel N.V. (Chemicals)                        30,100     $  1,278,639
    ING Groep N.V. (Financial Services)*               14,200          959,717
    KPN N.V. (Telecommunications)*                     26,350        1,178,451
    Royal Dutch Petroleum Co. (Oils)                   73,800        4,586,262
                                                                  ------------
                                                                  $  8,003,069
------------------------------------------------------------------------------
  Switzerland - 0.5%
    Nestle S.A. (Food and Beverage Products)            1,213     $  2,428,529
------------------------------------------------------------------------------
  United Kingdom - 3.8%
    AstraZeneca Group PLC
     (Medical and Health Products)                     32,600     $  1,521,238
    BP Amoco PLC, ADR (Oils)                          196,584       11,119,282
    HSBC Holdings PLC (Banks and Credit Cos.)*         71,400          815,938
    Reuters Group PLC, ADR (Business Services)         13,790        1,378,138
    Vodafone AirTouch PLC (Telecommunications)*       418,648        1,690,770
                                                                  ------------
                                                                  $ 16,525,366
------------------------------------------------------------------------------
Total Foreign Stocks                                              $ 42,928,481
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $354,603,776)                      $391,101,347
------------------------------------------------------------------------------

Convertible Preferred Stock - 0.3%
------------------------------------------------------------------------------
  Bermuda - 0.3%
    Global Crossing Ltd., 6.75% (Telecommunications)
      (Identified Cost, $1,700,000)                     6,800     $  1,490,900
------------------------------------------------------------------------------

Preferred Stock - 0.1%
------------------------------------------------------------------------------
  Energy - 0.1%
    TXU Corp.* (Identified Cost, $331,880)              8,200     $    284,950
------------------------------------------------------------------------------

Convertible Bonds - 0.3%
------------------------------------------------------------------------------
                                             PRINCIPAL AMOUNT
                                                (000 OMITTED)
------------------------------------------------------------------------------
  Financial Services - 0.1%
    Bell Atlantic Financial Services, Inc.,
      4.25s, 2005##                                   $   475     $    577,368
------------------------------------------------------------------------------
  Oils - 0.1%
    Transocean Sedco Forex Inc., 0s, 2020                         $
                                                      $   440          265,364
------------------------------------------------------------------------------
  Telecommunications - 0.1%
    NTL, Inc., 5.75s, 2009##                          $   744     $    584,040
------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $1,530,405)             $  1,426,772
------------------------------------------------------------------------------
Short-Term Obligations - 9.9%
------------------------------------------------------------------------------
    Federal Home Loan Bank, due 7/03/00               $ 4,373     $  4,371,404
    General Electric Capital Corp., due 7/03/00         5,000        4,998,070
    Morgan Stanley Dean Witter, due 7/05/00            19,000       18,985,539
    Salomon Smith Barney Holdings, Inc., due 7/03/00   15,000       14,994,333
------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                   $ 43,349,346
------------------------------------------------------------------------------
Total Investments (Identified Cost, $401,515,407)                 $437,653,315
Other Assets, Less Liabilities - 0.1%                                  565,869
------------------------------------------------------------------------------
Net Assets - 100.0%                                               $438,219,184
------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
JUNE 30, 2000
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $401,515,407)       $437,653,315
  Investments of cash collateral for securities loaned,
    at value (identified cost, $6,601,576)                       6,601,576
  Cash                                                               2,860
  Foreign currency, at value (identified cost, $457)                   458
  Receivable for investments sold                                2,554,060
  Receivable for series shares sold                                742,343
  Dividends and interest receivable                                363,662
  Deferred organization expenses                                       505
  Other assets                                                       1,537
                                                              ------------
      Total assets                                            $447,920,316
                                                              ------------
Liabilities:
  Payable for investments purchased                           $  2,735,924
  Payable for series shares reacquired                             280,694
  Collateral for securities loaned, at value                     6,601,576
  Payable to affiliates -
    Management fee                                                   8,948
    Shareholder servicing agent fee                                    418
    Distribution fee                                                     2
    Administrative fee                                                 209
  Accrued expenses and other liabilities                            73,361
                                                              ------------
      Total liabilities                                       $  9,701,132
                                                              ------------
Net assets                                                    $438,219,184
                                                              ============
Net assets consist of:
  Paid-in capital                                             $393,443,217
  Unrealized appreciation on investments and
    translation of assets and liabilities in
    foreign currencies                                          36,138,636
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                7,449,582
  Accumulated undistributed net investment income                1,187,749
                                                              ------------
      Total                                                   $438,219,184
                                                              ============
Shares of beneficial interest outstanding                      20,716,562
                                                               ==========
Initial Class of shares:
  Net asset value per share
    (net assets of $437,742,825 / 20,694,038 shares
    of beneficial interest outstanding)                          $21.15
                                                                 ======
Service Class of shares:
  Net asset value per share
    (net assets of $476,359 / 22,524 shares of
    beneficial interest outstanding)                             $21.15
                                                                 ======

See notes to financial statements.

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2000
------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                     $  2,147,501
    Interest                                                           754,123
    Foreign taxes withheld                                             (26,412)
                                                                  ------------
      Total investment income                                     $  2,875,212
                                                                  ------------
  Expenses -
    Management fee                                                $  1,493,257
    Trustees' compensation                                               4,500
    Shareholder servicing agent fee                                     69,919
    Distribution fee (Service Class)                                        63
    Administrative fee                                                  32,481
    Custodian fee                                                       76,989
    Printing                                                            20,590
    Postage                                                                 19
    Auditing fees                                                       17,400
    Legal fees                                                             468
    Amortization of organization expenses                                  916
    Miscellaneous                                                        3,681
                                                                  ------------
      Total expenses                                              $  1,720,283
    Fees paid indirectly                                               (33,127)
                                                                  ------------
      Net expenses                                                $  1,687,156
                                                                  ------------
        Net investment income                                     $  1,188,056
                                                                  ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $  8,298,691
    Foreign currency transactions                                      (28,159)
                                                                  ------------
      Net realized gain on investments and foreign
       currency transactions                                      $  8,270,532
                                                                  ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                   $ (6,872,466)
    Translation of assets and liabilities in
      foreign currencies                                                   921
                                                                  ------------
      Net unrealized loss on investments and foreign
        currency translation                                       $(6,871,545)
                                                                  ------------
        Net realized and unrealized gain on investments
          and foreign currency                                    $  1,398,987
                                                                  ------------
          Increase in net assets from operations                  $  2,587,043
                                                                  ============

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED                  YEAR ENDED
                                                               JUNE 30, 2000           DECEMBER 31, 1999
                                                                 (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                         $  1,188,056               $   1,874,666
  Net realized gain on investments and foreign currency
    transactions                                                   8,270,532                   9,483,705
  Net unrealized gain (loss) on investments and foreign
    currency translation                                          (6,871,545)                 11,147,548
                                                                ------------               -------------
    Increase in net assets from operations                      $  2,587,043               $  22,505,919
                                                                ------------               -------------
Distributions declared to shareholders -
  From net investment income (Initial Class)                    $ (1,847,140)              $  (1,007,248)
  From net realized gain on investments and foreign
    currency transactions (Initial Class)                         (3,354,074)                 (1,209,007)
                                                                ------------               -------------
      Total distributions declared to shareholders              $ (5,201,214)              $  (2,216,255)
                                                                ------------               -------------
Net increase in net assets from series share transactions       $ 50,070,889               $ 126,162,535
                                                                ------------               -------------
      Total increase in net assets                              $ 47,456,718               $ 146,452,199
Net assets:
  At beginning of period                                         390,762,466                 244,310,267
                                                                ------------               -------------
  At end of period (including accumulated undistributed
    net investment income of $1,187,749 and $1,846,833,
    respectively)                                               $438,219,184               $ 390,762,466
                                                                ============               =============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,                       PERIOD ENDED
                           SIX  MONTHS ENDED        -------------------------------------------------------      DECEMBER 31,
                               JUNE 30, 2000              1999            1998           1997          1996             1995*
                                 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                        INITIAL CLASS SHARES
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                              $21.31            $20.11          $16.44         $12.98        $10.61            $10.00
                                      ------            ------          ------         ------        ------            ------
Income from investment operations# -
  Net investment income(S)            $ 0.06            $ 0.12          $ 0.13         $ 0.16        $ 0.18            $ 0.05
  Net realized and unrealized
    gain on investments and
    foreign currency                    0.05              1.22            3.54           3.70          2.42              0.61
                                      ------            ------          ------         ------        ------            ------
  Total from investment operations    $ 0.11            $ 1.34          $ 3.67         $ 3.86        $ 2.60            $ 0.66
                                      ------            ------          ------         ------        ------            ------
Less distributions declared to shareholders -
  From net investment income          $(0.10)           $(0.06)         $ --           $(0.07)       $(0.09)           $(0.05)
  From net realized gain on
    investments and foreign
    currency transactions              (0.17)            (0.08)           --            (0.29)        (0.13)             --
  In excess of net realized
    gain on investments and
    foreign currency transactions       --                --              --            (0.04)        (0.01)             --
                                      ------            ------          ------         ------        ------            ------
  Total distributions declared
    to shareholders                   $(0.27)           $(0.14)         $ --           $(0.40)       $(0.23)           $(0.05)
                                      ------            ------          ------         ------        ------            ------
Net asset value - end of period       $21.15            $21.31          $20.11         $16.44        $12.98            $10.61
                                      ======            ======          ======         ======        ======            ======
Total return                            0.52%++           6.69%          22.32%         29.78%        24.46%             6.64%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                            0.87%+            0.88%           0.95%          1.00%         1.01%             1.00%+
  Net investment income                 0.54%+            0.56%           0.73%          0.93%         1.52%             2.20%+
Portfolio turnover                        42%               72%             57%            42%           41%                2%
Net assets at end of period
  (000 Omitted)                     $437,743          $390,762        $244,310        $58,045        $9,174              $365

(S) Prior to October 2, 1998, subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series paid the investment adviser a fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income (loss) per share and ratios would have been:
      Net investment income (loss)      --                --            $ 0.14         $ 0.13       $ 0.05             $(0.41)
      Ratios (to average net assets):
        Expenses##                      --                --              0.88%          1.10%        2.07%             21.44%+
        Net investment income (loss)    --                --              0.80%          0.82%        0.46%            (18.24)%+
  * For the period from the commencement of the series' investment operations, October 9, 1995, through December 31, 1995.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

-----------------------------------------------------------------------------
                                                                 PERIOD ENDED
                                                               JUNE 30, 2000*
                                                                  (UNAUDITED)
-----------------------------------------------------------------------------
                                                         SERVICE CLASS SHARES
-----------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                  $20.90
                                                                       ------
Income from investment operations# -
  Net investment income                                                $ 0.02
  Net realized and unrealized gain on investments and
   foreign currency                                                      0.23
                                                                       ------
  Total from investment operations                                     $ 0.25
                                                                       ------
Net asset value - end of period                                        $21.15
                                                                       ======
Total return                                                             0.52%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                                             1.05%+
  Net investment income                                                  0.30%+
Portfolio turnover                                                         42%
Net assets at end of period (000 Omitted)                                $476

 * For the period from the inception of Service Class shares, May 1, 2000, through June 30, 2000.
 +  Annualized.
++  Not annualized.
 #  Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Growth with Income Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 2000, there were 83 shareholders in the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of series operations.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2000, the value of securities loaned was $6,532,668. These loans were collateralized by U.S. Treasury securities of $102,495 and cash of $6,601,576 which was invested in the following short-term obligations:

                                                      SHARES            VALUE
                                                      ------            -----
Navigator Securities Lending Prime Portfolio       6,601,576       $6,601,576
                                                                    ---------

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series' custodian fees were reduced by $15,258 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series' custodian fees were reduced by $17,869 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares that differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets.

Each series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series incurs an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - The Trustees have adopted a distribution plan for the service class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay MFD up to 0.25% per annum of its average daily net assets attributable to service class shares in order that MFD may pay expenses on behalf of the series related to the distribution of its shares. A portion of this distribution fee is currently being paid by the series; payment of the remaining 0.05% per annum service class distribution fee will become payable on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the six months ended June 30, 2000, were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  PURCHASES               SALES
-------------------------------------------------------------------------------
U.S. government securities                     $  5,234,516        $     --
                                               ------------        ------------
Investments (non-U.S. government securities)   $181,233,693        $158,401,620
                                               ------------        ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $401,515,407
                                                                   ------------
Gross unrealized appreciation                                      $ 54,584,482
Gross unrealized depreciation                                       (18,446,574)
                                                                   ------------
    Net unrealized appreciation                                    $ 36,137,908
                                                                   ============

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class Shares
                                    SIX MONTHS ENDED JUNE 30, 2000          YEAR ENDED DECEMBER 31, 1999
                                ----------------------------------   ------------------------------------
                                         SHARES             AMOUNT            SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------

Shares sold                           4,686,603      $  97,726,372        12,094,104      $  245,884,679
Shares issued to shareholders
  in reinvestment of
  distributions                         246,387          5,201,237           106,154           2,216,255
Shares reacquired                    (2,574,968)       (53,329,640)       (6,010,291)       (121,938,399)
                                     ----------      -------------        ----------      --------------
    Net increase                      2,358,022      $  49,597,969         6,189,967      $  126,162,535
                                     ==========      =============        ==========      ==============

Service Class Shares
                                        PERIOD ENDED JUNE 30, 2000*
                                ----------------------------------
                                         SHARES             AMOUNT
                                ---------------   ----------------
Shares sold                              22,531         $  473,078
Shares reacquired                            (7)              (158)
                                     ----------      -------------
  Net increase                           22,524         $  472,920
                                     ==========      =============

* For the period from the inception of Service Class shares, May 1, 2000, through June 30, 2000.

(6) Line of Credit
The series and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2000, was $1,421. The series had no borrowings during the period.

(C) 2000 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                               VGI-3 8/00 44M